SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             Form 8-K

         Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Act of 1934



                          May 25, 1999
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         Date of report (date of earliest event reported)



                        Technology 80 Inc.
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      (Exact name of registrant as specified in its charter)



      Minnesota               0-13870             41-1373380
--------------------      ----------------    -------------------
 (State or other            (Commission        (I.R.S. Employer
   jurisdiction             File Number)      Identification No.)
 of incorporation)



	658 Mendelssohn Avenue North, Minneapolis MN         55427
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  	(Address of principal executive offices)         (Zip Code)



                         (612) 542-9545
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        	(Registrant's telephone number, including area code)


                                N/A
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  (Former name or former address, if changed since last report.)

Item 5.  Other Events

On May 25, 1999, the Registrant issued a press release announcing the termination of its merger agreement with ACS Electronics, Ltd. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Statements included in this Form 8-K, in future filings with the Securities and Exchange Commission and oral statements made with the approval of authorized executive officers, if the statements are not historical or current facts, should be considered "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. Technology 80 Inc. wishes to caution the reader not to place undue reliance on any such forward-looking statements, which speak only as of the date made.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         News Release dated May 25, 1999 follows signature page.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Technology 80 Inc.
                                     ---------------------------
                                             (Registrant)

    May 25, 1999                         /s/ Duane Markus
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        (Date)                       Duane Markus, President, CEO